EXHIBIT 15










Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of FirstEnergy Corp. (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-40063, 333-48587, 333-48651, 333-58279, 333-65409, 333-75985, 333-56094, 333-62886, 333-67798, 333-69856,
333-72764, 333-72766, 333-72768 and 333-81183).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                   EXHIBIT 15











Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Ohio Edison Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-49135, 33-49259, 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                   EXHIBIT 15









Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Cleveland Electric Illuminating Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-55513, 333-47651, 333-72891 and 333-64776).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                   EXHIBIT 15









Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Pennsylvania Power Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-62450 and 33-65156).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                 EXHIBIT 15









Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Jersey Central Power & Light Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos.333-78717 and 333-88783).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                   EXHIBIT 15









Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Metropolitan Edison Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-62967, 333-62967-01 and 333-62967-02).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002

                                                                    EXHIBIT 15








Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 15, 2002 on our review of consolidated interim financial information of Pennsylvania Electric Company (the "Company") as of and for the three months ended March 31, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,




PricewaterhouseCoopers LLP
Cleveland, Ohio
May 15, 2002